UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 28, 2013

Commission File Number:  001-8402

ISC8 Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
33-0280334
(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California 92626
(Address of principal executive offices)

714-549-8211
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 28, 2013, the Board of Directors of ISC8 Inc. (the "Company") unanimously approved a change to the Company's fiscal year end date from the last Sunday of September to September 30, effective immediately. Accordingly, the Company's third quarter of fiscal 2013 will end on June 30, 2013 and fiscal 2013 will end on September 30, 2013, rather than September 29, 2013. Because the new fiscal year end is less than 7 days from the previous year-end date, under the applicable rules of the Securities and Exchange Commission, no transition report is required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISC8 Inc.

Date:   June 28, 2013
By:	/s/ John Vong

Name: John Vong
Title: Chief Financial Officer